UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   December 15, 2004

TEXAS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4887	75-0832210

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1341 West Mockingbird Lane		75247

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (972) 647-6700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01	Other Events

On December 15, 2004, Registrant issued a Press Release announcing that its Board of Directors approved a plan to spin-off its wholly-owned steel business.  The Press Release is attached as Exhibit 99.1. The Registrant has retained Bank of America Securities, LLC and UBS Securities, LLC as its financial advisors for the proposed transaction.

Item 9.01	Financial Statements and Exhibits
(c)	Exhibit 99.1 Press Release dated December 15, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INDUSTRIES, INC.

	By:	/s/ FREDERICK G. ANDERSON

Vice President and General Counsel

Signature:
Date: December 15, 2004